UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

PARKER-HANNIFIN CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 16, 2019, Parker-Hannifin Corporation (“Parker”) completed its previously announced acquisition of EMFCO Holdings Incorporated (“EMFCO”), the parent company of Exotic Metals Forming Company LLC, pursuant to the terms of the Share Purchase Agreement, dated as of July 26, 2019 (the “Share Purchase Agreement”), by and among Parker, EMFCO, the shareholders of EMFCO (the “Sellers”) and Fortis Advisors LLC, as the Sellers’ representative (the “Acquisition”).

Pursuant to the Share Purchase Agreement, Parker paid a purchase price of $1.725 billion in cash, on a cash-free, debt-free basis, subject to customary post-closing adjustments.

A copy of the Share Purchase Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Parker with the SEC on July 29, 2019, and is incorporated herein by reference. The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Obligation of a Registrant.

As previously disclosed, on September 4, 2019, Parker entered into a Credit Agreement (the “Credit Agreement”) among Parker, the lenders party thereto and KeyBank National Association, as administrative agent. The Credit Agreement provides for a senior unsecured delayed-draw term loan facility in an aggregate principal amount of $925 million (the “Term Loan Facility”). In connection with the consummation of the Acquisition, on September 16, 2019, Parker borrowed $925 million in the aggregate under the Term Loan Facility to pay a portion of the purchase price and other fees and expenses related thereto.

Item 7.01. Regulation FD Disclosure.

On September 16, 2019, Parker issued a press release announcing the completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Share Purchase Agreement, among Parker-Hannifin Corporation, EMFCO Holdings Incorporated, the shareholders of EMFCO, and Fortis Advisors LLC, as the Sellers’ representative, dated as of July 26, 2019 (incorporated by reference to Exhibit 2.1 of Parker’s Current Report on Form 8-K filed with the SEC on July 29, 2019).

4.1	Credit Agreement among Parker-Hannifin Corporation, the lenders party thereto and KeyBank National Association, as Administrative Agent, dated as of September 4, 2019 (incorporated by reference to Exhibit 10.1 of Parker’s Current Report on Form 8-K filed with the SEC on September 6, 2019).

99.1	Press Release, dated September 16, 2019, issued by Parker-Hannifin Corporation.

*	Certain schedules have been omitted and Parker agrees to furnish supplementally to the SEC a copy of any omitted exhibits and schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

September 16, 2019	By:	/s/ Joseph R. Leonti
Name: Joseph R. Leonti
Title: Vice President, General Counsel and Secretary